SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549







                                   FORM 8-K/A

                                  AMENDMENT #2


                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934





Date of Report: April 9, 2003




                           LATINOCARE MANAGEMENT CORP.
                           ---------------------------
                              (Name of Registrant)



Nevada                        000-13215                30-0050402
-----------------             -------------            ------------------
(State or other               (Commission              (IRS Employer
jurisdiction of               File Number)             Identification No.
incorporation                                          post-merger)
post-merger)


            959 Walnut Avenue, Suite 250, Pasadena, California 91106
           ----------------------------------------------------------
                                  (NEW ADDRESS)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (626) 583-1115

ITEM 1.    CHANGES IN CONTROL OF REGISTRANT


     On April 1, 2003, the company entered into a Plan and Agreement of Reorganization with Warp 9, Inc., and its shareholders whereby the company is acquiring 93% of the issued and outstanding common stock of Warp 9, Inc. in exchange for 122,620,913 shares of common stock of the company.



ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS

     When completed, Warp 9, Inc., a Delaware corporation, will be a subsidiary of the company.

     Warp 9, Inc. ("Warp 9") has developed Roaming Messenger, a proprietary software solution that enables messages to roam through the mobile world. Roaming Messenger is a "smart courier" approach to time-critical communication. Unlike existing systems based on static messaging technology such as e-mail, text messaging, and voicemail, Roaming Messenger packages time-critical information and alerts into "smart courier" messages. These messages automatically roam through wireless mobile devices, desktop PCs, and corporate servers, tracking down people and getting responses -- all in real-time.

ITEM 3.    BANKRUPTCY OR RECEIVERSHIP

               None.


ITEM 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

               None.


ITEM 5.    OTHER EVENTS

      Pursuant to the Plan and Agreement of Reorganization the following matters are expected to occur.

    1. The name of the company shall be changed to Roaming Messenger, Inc.


Resignation ands Appointment of Officers
----------------------------------------
a) Jose Gonzalez has resigned as President of the Company as of April 1, 2003.

b) Jon Lei has been appointed President of the Company to serve at the discre-tion of the Board of Directors as of April 1, 2003. (See Biographical Infor-mation under Directors herein below).

Executive Officers

Name                                          Position
----                                          --------

Jon Lei                                  CEO, President and Secretary


ITEM 6.  APPOINTMENT OF NEW DIRECTORS

     Pursuant to the Agreement and Plan of Reorganization with Warp 9, Inc. the new Board of Directors' appointments are effective ten days after mailing of Notice to Shareholders pursuant to Section 14f.

     The pre-existing director, Jose Gonzalez, will resign upon the effective-ness of the appointment of the new directors.

Board of Directors

         Jonathan L. Lei, age 30, has been the President, Chief Executive Officer, Chief Financial Officer, and Secretary of the Warp 9, Inc. since inception in 1996. He was appointed President and a Director of the Company on April 1, 2003. Mr. Lei received a Bachelor Degree in Electrical and Computer Engineering from the University of California, Santa Barbara ("UCSB") in 1995 and a Master of Science Degree in Electrical and Computer Engineering from UCSB in 1996. While at UCSB, he studied and worked in the field of computer aided design and development of VLSI and ASIC silicon chips. Mr. Lei was employed by Lockheed Martin in 1993 where he built data acquisition systems for spacecraft testing. In 1995, he worked for Intel Corporation where he developed the Triton II Pentium PCI chipset. From 1995 to 1996, Mr. Lei worked for RC Electronics where he designed PCI based data acquisition systems. Mr. Lei founded Warp 9, Inc. in 1996 and in 1998, he negotiated a transaction to sell Warp's consumer ISP division, Sbnet, to MindSpring Enterprises. During that same period, Mr. Lei co-developed Warp's e-commerce products. He is the visionary behind the patent pending eCapsule technology and Warp's mobile data direction. Mr. Lei was an officer and is a lifetime member of Tau Beta Pi, a national engineering honor society.

Designated Directors and Executive Officers

         The biographical information of the new directors is as follows:

         The New Directors will take office ten days after the filing and mail-ing of Schedule 14f (on April 18, 2003). Except for the transactions contemplat-ed by the Reorganization, none of the New Directors or their associates bene-ficially owns any equity securities or the right to acquire any equity securi-ties of the Company, or has been involved in any transaction with the Company or any of its Current Directors or officers that is required to be disclosed pursuant to the rules and regulations of the Securities and Exchange Commission. Upon the completion of the Reorganization, approximately 96,087,525 shares of the Company's Common Stock will be owned by Jonathan L. Lei, approximately 3,750,000 shares of the Company's Common Stock will be owned by Louie Ucciferri, and approximately 302,500 shares of the Company's Common Stock will be owned by Tom Djokovich. Each of the New Directors is a United States citizen. Effective April 1, 2003, Jonathan L. Lei was appointed the President, Chief Executive Officer, Chief Financial Officer, and Secretary of the Company. Each of the New Directors has consented to be a director of the Company.

         Louie Ucciferri, age 42, is the founder and President of Westlake Financial Architects, an investment-banking firm formed in 1995 to provide financial and investment advisory services to early stage companies. He has raised investment capital for both private and public companies and has created liquidity for investors in the form of public offerings. Since November 1998, he has also served as President of Camden Financial Services, a NASD registered broker dealer that serves as the dealer manager for a real estate company that has raised in excess of $150 million in equity capital for the acquisition of commercial office properties in southern California and Arizona.

         Tom M. Djokovich, age 46, was the founder and served from 1995 to 2002 as the Chief Executive Officer of Accesspoint Corporation, a vertically integrated provider of electronic transaction processing and e-business solutions for merchants (OTCBB:ASAP.OB). Under Mr. Djokovich's guidance, Accesspoint became a member of the Visa/MasterCard association, the national check processing association NACHA, and developed one of the payment industry's most diverse set of network based transaction processing, business management and CRM systems for both Internet and conventional points of sale. During his tenure, Accesspoint became an early adopter of WAP based e-commerce capabilities and the industry's first certified Level 1 Internet payment processing engine. In his last year as executive manager, Accesspoint grew its processing revenues by over 800% and overall revenues by nearly 300%. Prior to Accesspoint, Mr. Djokovich founded TMD Construction and Development where he developed an early business-to-business ordering system for the construction industry.

RESIGNATION OF DIRECTORS

     Jose Gonzalez will resign as a director effective 10 days after mailing of Notice to Shareholders pursuant to Section 14f (April 18, 2003).


ITEM 7.    FINANCIAL STATEMENTS, UNAUDITED CONSOLIDATED FINANCIALS, & EXHIBITS

        Financial Statements -

                                None

        Exhibits -              10.1    Agreement and Plan of Reorganization

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Date:  April 9, 2003                           LATINOCARE MANAGEMENT CORP.




                                               By: /s/ Jonathan Lei
                                                  ------------------------------
                                                  Jonathan Lei, President